Planet 13 Announces Q1 2022 Financial Results

•	Q1 2022 revenue of $25.7 million, up 8% compared to Q1 2021
•	Q1 2022 net loss of $2.1 million, compared to net loss of $6.0 million in Q1 2021
•	Q1 2022 Adjusted EBITDA[1] of $2.6 million

All results are reported in United States dollars ($) unless otherwise indicated.

Las Vegas, Nevada – May 16, 2022 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNHF) (“Planet 13” or the “Company”), a leading vertically-integrated cannabis company, today announced its financial results for the three-month period ended March 31, 2022. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“While January and February were seasonally slow, we saw traffic start to pickup in March. Despite the lower tourist numbers, the Las Vegas SuperStore and our Medizin dispensary continue to compete very well taking a strong share of the overall Nevada market” said Larry Scheffler, Co-CEO of Planet 13. “Our branded products are performing well with wholesale continuing to grow nicely in Nevada. We are proud to have closed the acquisition of Next Green Wave in March and begin to bring our brands to California.”

"We continue to make progress on our Florida roadmap working in dual tracks to bring cultivation and retail online. We are excited to drive growth throughout 2023 from our Florida operations,” commented Bob Groesbeck, Co-CEO of Planet 13. “In Nevada, we’ve begun the expansion of our cultivation facility to expand supply of our incredibly popular premium flower line.”

Financial Highlights – Q1 – 2022

Operating Results

All comparisons below are to the quarter ended March 31, 2021, unless otherwise noted

•	Revenues were $25.7 million as compared to $23.8 million, an increase of 8%
•	Gross profit was $12.9 million or 50.2% as compared to $13.0 million or 54.7%

_____________________

1Adjusted EBITDA is a non-GAAP financial measure. See "Non-GAAP Financial Measures" below for a reconciliation to GAAP.

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•	Net income before taxes of $0.7 million as compared to a net loss of $2.7 million
•	Net loss of $2.1 million as compared to a net loss of $6.0 million
•	Adjusted EBITDA of $2.6 million as compared to Adjusted EBITDA of $5.1 million

Balance Sheet

All comparisons below are to December 31, 2021, unless otherwise noted

•	Cash of $62.1 million as compared to $61.6 million
•	Total assets of $274.0 million as compared to $216.8 million
•	Total liabilities of $41.2 million as compared to $43.1 million

Q1 Highlights and Recent Developments

•	On February 11, 2022, Planet 13’s registration statement on Form 10 filed with the U.S. Securities and Exchange Commission became effective and Planet 13 became a U.S. reporting company on such date.
•	On March 2, 2022, Planet 13 announced the closing of its acquisition of Next Green Wave Holdings Inc. (“NGW”).
•	On March 17, 2022, Planet 13 announced the initiation of its Florida dispensary roadmap with a lease for its first dispensary in Jacksonville.
•	On April 14, 2022, Planet 13 announced expansion of its Nevada cultivation to fuel in-house product growth.
•	On May 2, 2022, Planet 13 announced the launch of the TRENDI brand into California.
•	On May 4, 2022, Planet 13 announced the expansion of STIIIZY partnership with a new shop-in-shop at the Las Vegas SuperStore.
•	On May 10, 2022, Planet 13 announced it has entered into a lease for tis second Florida dispensary location.

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Results of Operations (Summary)

The following table sets forth a summary of the Company’s unaudited interim results of operations for the three-month periods ended March 31, 2022 and 2021.

Financial Highlights

Results of Operations	For the Three Months Ended
(Figures in millions	March	March
and % change based	31,2022	31,2021	change
on these figures)
Total Revenue	$25.7	$23.8	8%
Gross Profit	$12.9	$13.0	-1%
Gross Profit %	50.2%	54.6%	-8%
Net income (Loss) Before Provision for Income Taxes	$0.7	$-2.7	-126%
Net income (Loss)	$-2.1	$-6.0	-65%
Adjusted EBITDA	$2.6	$5.1	-49%

The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, is available on the SEC's website at www.sec.gov or at https://www.planet13holdings.com/investors/. The Company's Management Discussion and Analysis for the period and the accompanying financial statements and notes are available under the Company's profile on SEDAR and on its website at https://www.planet13holdings.com/investors/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on Monday, May 16, 2022 at 5:00 p.m. ET to discuss its first quarter financial results and provide investors with key business highlights. The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: May 16, 2022 | Time: 5:00 p.m. EST

Participant Dial-in: Toll Free 888-506-0062 or International 973-528-0011 Access Code 874790

Replay Dial-in: Toll Free 877-481-4010 or International 919-882-2331 Reference Number 45516

(Available for 2 weeks)

Listen to webcast: Link

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Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies.  These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.  The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance.  EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA	For the Three Months Ended
(Figures in millions	March	March
and % change based	31,2022	31,2021	change
on these figures)

Net Income (Loss)	$-2.1	$-6.0	-65%
Add impact of:
Interest expense, net	$0.0	$0.0
Provision for income taxes	$2.8	$3.3	-15%
Depreciation and amortization	$2.0	$1.0	100%
Depreciation included in cost of goods sold	$0.6	$0.4	50%
EBITDA	$3.3	$-1.3	-354%
Change in fair value of warrants	$-4.2	$6.2	-168%
Share-based compensation and related premiums	$2.0	$0.2	900%
Professional fees expensed related
to NGW acquisition	$1.1	$0.0
Professional fees expensed related
to SEC Domestic Issuer Form 10 filing	$0.4	$0.0
Adjusted EBITDA	$2.6	$5.1	-49%

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For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Bob Groesbeck and Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and California. Planet 13 also holds a medical marijuana treatment center license in Florida and a 49% interest in Planet 13 Illinois which won a lottery for a Social-Equity Justice Involved dispensing license in the Chicago-region of Illinois.  Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and OTCQX under the symbol PLNHF.

Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of the applicable Canadian and U.S. securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward looking-statements relate to, among other things, our progress on our Florida roadmap, Nevada expansion and plans to bring brands to California.

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These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, among other things, include: final regulatory and other approvals or consents needed to operate our business; risks associated with COVID-19 and other infectious diseases presenting as major health issues; fluctuations in general macroeconomic conditions; inflationary pressures; fluctuations in securities markets; expectations regarding the size of the cannabis market in the states in which we currently operate in or contemplate future operations and changing consumer habits in such states; the ability of the Company to successfully achieve its business objectives; the ability of the Company to integrate the NGW business and realize any benefits from the acquisition; plans for expansion; political and social uncertainties including international conflict; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in the states in which we currently operate in or contemplate future operations; employee relations and other risks  and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission and on the Company’s issuer profile on SEDAR at www.sedar.com. Although the forward-looking statements contained in this news release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Readers should not place undue reliance on the forward-looking statements and information contained in this news release. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law.

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Planet 13 Holdings, Inc.

Interim Condensed Consolidated Balance Sheets

(Unaudited, In United States Dollars)

	March 31,	December 31,
	2022	2021
ASSETS
Current Assets:
Cash	$62,144,642	$61,588,843
Accounts Receivable	2,053,367	1,216,128
Inventory	14,979,628	14,225,369
Prepaid Expenses and Other Current Assets	3,802,746	3,977,524

Total Current Assets	82,980,383	81,007,864

Property and Equipment	65,000,878	50,778,277
Intangible Assets	68,898,007	63,398,007
Goodwill	35,506,060	-
Right of Use Assets - Operating	20,204,303	20,399,965
Long-term Deposits and Other Assets	1,234,586	1,061,879
Deferred Tax Asset	174,157	162,804

TOTAL ASSETS	$273,998,374	$216,808,796

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable	$3,467,977	$3,266,783
Accrued Expenses	5,454,139	7,032,620
Income Taxes Payable	3,894,364	1,126,249
Notes Payable - Current Portion	884,000	884,000
Operating Lease Liabilities	454,142	423,573

Total Current Liabilities	14,154,622	12,733,225

Long-Term Liabilities:
Operating Lease Liabilities	23,159,653	23,134,012
Lease Incentive Obligation Liability	813,278	-
Warranty Liability	3,046,240	7,206,049
Other Long-term Liabilities	28,000	28,000

Total Liabilities	41,201,793	43,101,286

Shareholders' Equity
Common Shares, no par value, unlimited Common Shares authorized, 220,048,952 issued and outstanding at March 31, 2022 and and 198,687,950 at December 31, 2021	-	-
Additional Paid-In Capital	307,011,846	245,861,704
Retained Earnings (Deficit)	(74,215,265)	(72,154,194)
Total Shareholders' Equity	232,796,581	173,707,510

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$273,998,374	$216,808,796

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Planet 13 Holdings Inc.

Interim Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited, In United States Dollars, except per share amounts)

	Three Months Ended
	March 31,
	2022	2021

Revenues, net of discounts	$25,694,395	$23,816,208
Cost of Goods Sold	(12,793,391)	(10,781,481)
Gross Profit	12,901,004	13,034,727

Expenses:
General and Administrative	13,486,691	7,974,816
Sales and Marketing	603,242	659,949
Lease Expense	481,247	612,326
Depreciation	2,040,052	964,596

Total Expenses	16,611,231	10,211,687

Income (Loss) From Operations	(3,710,227)	2,823,040

Other Income (Expense):
Interest income (expense), net	27,353	(7,158)
Foreign exchange gain (loss)	(95,709)	829,635
Transaction costs	-	(256,666)
Change in fair value of warrant liability	4,159,809	(6,187,530)
Other Income, net	314,465	62,897

Total Other Income	4,405,918	(5,558,822)

Income (Loss) Before Provision for Income Taxes	695,691	(2,735,782)

Provision For Income Taxes
Current Tax Expense	(2,768,115)	(3,364,710)
Deferred Tax Recovery	11,353	86,063
	(2,756,762)	(3,278,647)

Loss and Comprehensive Loss for the Period	$(2,061,071)	$(6,014,429)

Loss per Share
Basic and diluted loss per share	$(0.01)	$(0.03)

Weighted Average Number of Common Shares
Basic and diluted	205,570,940	190,777,592

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Planet 13 Holdings, Inc.

Interim Condensed Consolidated Statements of Cash Flows

(Unaudited, In U.S. Dollars)

	Three Months Ended
	March 31, 2022	March 31, 2021
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(2,061,071)	$(6,014,429)
Adjustments for items not involving cash:
Shared based compensation expense	2,055,494	203,973
Non-cash lease expense	950,585	758,039
Depreciation	2,642,531	964,597
Change in fair value of warrant liability	(4,264,763)	5,904,816
Loss on translation of warrant liability	104,954	282,714
Transaction costs	-	256,666
Deferred tax liability	-	86,063
Proceeds from lease incentive	1,000,000	-
Unrealized gain on foreign currency exchange	(145,267)	(14,641)
	282,463	2,427,798

Net Changes in Non-cash Working Capital Items	3,563,710	2,123,567
Repayment of lease liabilities	(885,434)	(758,039)
Total Operating	2,960,740	3,793,326

FINANCING ACTIVITIES

Proceeds from private placements	-	53,852,980
Proceeds from exercise of warrants and options	-	10,884,762
Financing issuance expenses	-	(3,494,930)
Total Financing	-	61,242,812

INVESTING ACTIVITIES

Purchase of property, plant and equipment	(4,026,607)	(3,471,948)
Cash acquired through NGW acquisition	1,478,698	-
Total Investing	(2,547,909)	(3,471,948)

Effect of foreign exchange on cash	142,967	598,310

NET CHANGE IN CASH DURING THE YEAR	555,798	62,162,500

CASH
Beginning of Period	61,588,843	79,000,850

End of Period	$62,144,642	$141,163,350

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